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                                                                    EXHIBIT 10.7

WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                             AMENDMENT TO AGREEMENT

      THIS AMENDMENT (the "Amendment"), made and entered into as of December 16, 2003 to the Agreement (the "Agreement") made as of December 21, 2002 by and between JPI Pharmaceutica International, a division of Cilag AG International Zug ("JPI") and Janssen Pharmaceutica Inc. ("Janssen US" and together with JPI, "Janssen"), on the one hand, and Alkermes Controlled Therapeutics Inc. II ("ACT II"), on the other hand (any terms used but not defined herein shall have the meaning set forth in the Agreement);

                                WITNESSETH THAT:

      WHEREAS, Janssen and ACT II have entered into the Agreement; and

      WHEREAS, Janssen and ACT II now wish to enter into this Amendment to modify the terms and conditions for headcount funding set forth in the Agreement;

      NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exhibit C1 attached hereto which sets forth the Additional Incremental Headcount shall be added to the Agreement and shall be deemed to be part of the Headcount Plan for calendar year 2004 and for the fourth quarter of calendar year 2003.

2. The second and third sentences of Section 6(a) of the Agreement shall be deleted in their entirety and replaced with the following new sentences: "During calendar year 2003, Janssen shall finance * of the Actual Cost (defined below) of the Incremental Headcount and any Additional Incremental Headcount, as defined in Exhibit C1. During calendar year 2004, Janssen shall finance * of the Actual Cost of the Incremental Headcount and the Additional Incremental Headcount."

3. The first sentence of Section 6(b) of the Agreement shall be deleted in its entirety and replaced with the following new sentence:
"Each quarter ACT II shall provide a report to Janssen reflecting the actual Incremental Headcount and any Additional Incremental Headcount worked on the Project or manufacture of the Product as provided in the Headcount Plan and the Actual Cost for such Incremental Headcount and any Additional Incremental Headcount."

4. Section 6(c) shall be deleted in its entirety and replaced with the following new sentence:
"Beginning in *, ACTII shall pay to Janssen up to * per month until the cumulative amount of such payments equals the aggregate amount of headcount funding Janssen has paid to ACTII under Section 6."

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5.    Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein. This Amendment and the Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto.

6. This Amendment may be executed in counterparts, each of which shall be deemed an original for all purposes, and all of such counterparts taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, Janssen and ACT II have executed and delivered this Amendment effective as of the date first set forth above.

        ALKERMES CONTROLLED                     JPI PHARMACEUTICA
        THERAPEUTICS INC. II               INTERNATIONAL represented by
                                            CILAG AG INTERNATIONAL ZUG

By:  /s/ JAMES FRATES                   By: /s/ ERIK ROMBOUTS  /s/ HEINZ SCHMID
     ------------------------------         -----------------------------------
Name: JAMES FRATES                      Name: ERIK ROMBOUTS        HEINZ SCHMID
Title:   VP                             Title: VP ALLIANCE MGMT GENERAL MANAGER

                                           JANSSEN PHARMACEUTICA INC.

                                        By: /s/ PETER MILLER
                                            -----------------------------------
                                        Name: PETER MILLER
                                        Title: PRESIDENT

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                                   EXHIBIT C1

                                   [ * * * ]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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